LEASE COMMITMENTS	12 Months Ended
Dec. 31, 2021
Leases, Operating [Abstract]
LEASE COMMITMENTS
14.	LEASE COMMITMENTS
The Company is obligated under various operating leases for facilities, equipment and automobiles. Leased facilities serve functions including distribution, engineering, manufacturing, office space, research and development, and retail sales. Leases have a remaining term of one to ten years some of which have an option to renew. The aggregate future minimum fixed lease obligations under operating leases for the Company as of December 31, 2021, are as follows:

2022	$8,517
2023	6,320
2024	4,766
2025	2,995
2026	2,813
Thereafter	8,546

For the years ended December 31, 2021, 2020 and 2019, total rent expense under operating leases approximated $8,412, $4,688 and $4,737, respectively. Taxes, insurance and maintenance expenses relating to all leases are obligations of the Company.